Prospectus Supplement

                              Dated Aug. 1, 2005*

    American Express(R) Variable Portfolio Funds (Oct. 29, 2004) S-6466-99 X

Effective on Oct. 3, 2005:

The Principal Investment Strategies section for AXP Variable Portfolio - Managed Fund is revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. Although the Fund emphasizes high- and medium-quality securities for the debt portion of its portfolio, it may buy lower-quality (junk) bonds. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's goal, the investment manager chooses equity investments by:

o Identifying a variety of large, well-established companies whose underlying fundamentals are stable or are anticipated to become stable, or whose fundamentals are improving.

o  Identifying stocks that are undervalued:

   o because they have one or more valuation ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

   o because one or more of their valuation ratios are low relative to historical levels for the stock,

   o because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   o because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell an equity security, the investment manager considers factors including, among others, whether:

o  The security is overvalued relative to other potential investments.

o  The security has reached the investment manager's price objective.

o The company has met the investment manager's earnings and/or growth expectations.

o Potential losses, due to factors such as a market down-turn, can be minimized.

In pursuit of the Fund's goal, the investment manager chooses debt investments by:

o Evaluating the debt portion of the portfolio's total exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Index).

o Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.

o Targeting an average duration for the debt portion of the portfolio within one year of the duration of the Index which, as of June 30, 2005 was 4.16 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a debt security, the investment manager considers, among other factors:

o The debt portion of the portfolio's total exposure to sectors, industries and securities relative to the Index.

o  Whether a security's rating is changed or is vulnerable to a change.

o  Whether a sector or industry is experiencing change.

o  Changes in the interest rate or economic outlook.

o  Whether the investment manager identifies a more attractive opportunity.

The rest of this section remains unchanged.

S-6466-65 A (8/05)

* Valid until next prospectus update.